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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): February 18, 1997



                       SERVICEMASTER LIMITED PARTNERSHIP
           (Exact name of registrant as specified in its certificate)



            Delaware                        1-9378               36-3497008
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  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)



One ServiceMaster Way, Downers Grove, IL                           60515
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (630) 271-1300
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Item 5.  Other Events

     Share Repurchase Agreement.

     On February 18, 1997 ServiceMaster Limited Partnership (the "Company") entered into an agreement with WMX Technologies, Inc. ("WMX") whereby the Company will buy from WMX its entire ownership interest in the Company. A copy of this agreement is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

          99.1 Share Repurchase Agreement between ServiceMaster Limited Partnership and WMX Technologies, Inc. dated February 18, 1997.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SERVICEMASTER LIMITED PARTNERSHIP


                                   Vernon T. Squires
Dated: February 19, 1997       By: _____________________________________
                                Name: Vernon T. Squires
                                Title: Senior Vice President and General Counsel

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                                 EXHIBIT INDEX

Exhibit No.        Exhibit Description
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99.1               Share Repurchase Agreement between ServiceMaster
                   Limited Partnership and WMX Technologies, Inc. dated
                   February 18, 1997.

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